UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
July 20, 2009

Date of Report (Date of earliest event reported)
Smith & Wesson Holding Corporation

(Exact Name of Registrant as Specified in Charter)

Nevada	001-31552	87-0543688

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2100 Roosevelt Avenue
Springfield, Massachusetts
01104

(Address of Principal Executive Offices) (Zip Code)
(800) 331-0852

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 2.01. Completion of Acquisition or Disposition of Assets.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 3.02. Unregistered Sales of Equity Securities.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-4.20
EX-10.57(C)
EX-10.74
EX-10.75
EX-99.1

Item 1.01. Entry into a Material Definitive Agreement.
Registration Agreement
     As described in Items 2.01 and 3.02, on July 20, 2009, we completed our previously announced acquisition of Universal Safety Response, Inc. (“USR”) pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) and issued 5,492,286 shares of our common stock to the former stockholders of USR. In connection with the closing of the merger, we entered into a registration agreement with the former stockholders of USR under which we agreed to prepare and file a shelf registration statement with the Securities and Exchange Commission covering the resale of (i) the shares of our common stock issued to the former stockholders of USR at the closing of the merger, and (ii) the shares of our common stock issuable to the former stockholders of USR upon the achievement of certain financial targets as set forth in the Merger Agreement, within ten days following the date of the closing of the merger, and thereafter to use our commercially reasonable efforts to cause such shelf registration statement to be declared effective as soon as possible. We will pay all expenses incurred in connection with the registration, other than any underwriting discounts, concessions, or brokerage commissions associated with the resale of the shares. A copy of the registration agreement is attached hereto as Exhibit 4.20 and is incorporated by reference into this Item 1.01. The foregoing description of the registration agreement is qualified in its entirety by reference to the full text of the registration agreement.
Irrevocable Proxy Coupled with Interest
     In addition, in connection with the closing of the USR acquisition, certain former stockholders of USR entered into an Irrevocable Proxy Coupled with Interest (the “Proxy”) pursuant to which such former stockholders of USR irrevocably designated, constituted, and appointed our company and any person designated by our company to act as a proxy for our stockholders, to vote, express consent, or otherwise utilize the voting power with respect to the shares of our common stock owned by such former stockholders in any and all maters upon which our stockholders are entitled to vote, other than in connection with a “Change in Control” (as defined in the Proxy). We or any person we designate to act as a proxy for our stockholders shall vote, express consent, or otherwise utilize the voting power with respect to the shares of our common stock owned by such former stockholders in the same proportion as the vote of all of the unaffiliated stockholders of our company voting on a matter. The Proxy is effective until the earlier of (a) the date of the final resolution of the earn-out merger consideration for 2010 as set forth in the Merger Agreement or (b) the time that the applicable former stockholder of USR or his, her, or its affiliates no longer own any shares of our common stock. A copy of the Proxy is attached hereto as Exhibit 10.74 and is incorporated by reference into this Item 1.01. The foregoing description of the Proxy is qualified in its entirety by reference to the full text of the Proxy.
Amendment to Credit Agreement
     As described in Item 2.03, on July 20, 2009, in connection with the closing of the USR acquisition, we and our direct and indirect domestic subsidiaries entered into an amendment to our Credit Agreement, dated November 30, 2007, as amended, with TD Bank, N.A. The disclosure provided in Item 2.03 of this Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.01. Completion of Acquisition or Disposition of Assets.
     On July 20, 2009, we completed our previously announced acquisition of USR pursuant to the Merger Agreement. Upon the closing of the USR acquisition, we (a) issued 5,492,286 shares of our common stock; and (b) paid cash in the aggregate amount of $21,061,600. In addition, pursuant to the Merger Agreement, we have agreed to issue up to 4,001,522 additional shares of our common stock if the calendar year 2009 and 2010 EBITDA (as defined in the Merger Agreement) of USR meets or exceeds certain defined targets. A portion of the purchase price will be held in escrow for 18 months as security for representations and warranties as specified in the Merger Agreement. This description of our USR acquisition does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.8 to our Current Report on Form 8-K filed on June 19, 2009 and is incorporated by reference into this Item 2.01. A copy of the press release announcing the completion of the USR acquisition is filed herewith as Exhibit 99.1.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     In connection with the closing of the USR acquisition described in Item 2.01, on July 20, 2009, we and our direct and indirect domestic subsidiaries entered into Amendment No. 3 and Joinder to Credit Agreement with TD Bank, N.A. (the “Amendment”), which amended our Credit Agreement, dated November 30, 2007, as amended, with TD Bank, N.A. (the “Credit Agreement”). Capitalized terms used in this Item 2.03 have the meanings set forth in the Credit Agreement.
     Pursuant to the Amendment, USR entered into the Credit Agreement as a co-borrower, guaranteed certain Obligations under the Loan Documents, and pledged its assets to T.D. Bank to secure the Obligations of the Loan Parties under the Loan Documents. In connection therewith, USR entered into joinders to the Pledge and Security Agreement and certain guaranty agreements that have been previously filed with the Commission. In addition, we and certain of our subsidiaries entered into the Holdings/Thompson/Center Arms/Smith & Wesson Guaranty(the “Guaranty”), filed herewith as Exhibit 10.75, pursuant to which we and certain of our subsidiaries guaranteed USR’s Obligations under the Credit Agreement and other Loan Documents.
     The foregoing descriptions of the Amendment and the Guaranty are only summaries and are qualified in their entirety by reference to the full text of the Amendment and the Guaranty, which are attached hereto as Exhibit 10.57(c) and Exhibit 10.75, respectively, and are hereby incorporated by reference into this Item 2.03.
Item 3.02. Unregistered Sales of Equity Securities.
     As described in Item 2.01, on July 20, 2009, upon the closing of our acquisition of USR, we issued 5,492,286 shares of our common stock to the former stockholders of USR as partial consideration for the acquisition of USR. We issued the shares of common stock in reliance upon Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder, as a transaction by an issuer not involving a public offering. Each former stockholder of USR made representations to us that (1) the shares were being acquired by it for its own account and not with view to the distribution of the shares, (2) it had sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of the acquisition of the shares, and (3) it was supplied with, or had access to, information, including our public filings and any other information with respect to our financial condition, business, and prospects and other information it requested, to enable it to understand more fully the nature of the acquisition of the shares and to verify the accuracy of the information supplied.
Item 9.01. Financial Statements and Exhibits.
     (a) Financial Statements of Business Acquired.
          The financial statements required by this Item 9.01(a) will be filed by amendment to this Form 8-K as soon as practicable, but not later than 71 days after the date on which this Form 8-K was required to be filed.
     (b) Pro Forma Financial Information.
          The unaudited pro forma financial information required by this Item 9.01(b) will be filed by amendment to this Form 8-K as soon as practicable, but not later than 71 days after the date on which this Form 8-K was required to be filed.
     (c) Shell Company Transactions.
          Not applicable.
     (d) Exhibits.

Exhibit
Number	Exhibits

4.20	Registration Agreement, dated as of July 20, 2009, among Smith & Wesson Holding Corporation and the Holders named therein

10.57(c)	Amendment No. 3 and Joinder to Credit Agreement, dated as of July 20, 2009, among Smith & Wesson Holding Corporation, Smith & Wesson Corp., Thompson/Center Arms Company, Inc., Universal Safety Response, Inc., as Borrowers, the other Loan Parties named therein, and TD Bank, N.A., as Lender and Administrative Agent

10.74	Irrevocable Proxy Coupled with Interest

10.75	Holdings/Thompson/Center Arms/Smith & Wesson Guaranty, dated as of July 20, 2009, by and among Smith & Wesson Holding Corporation, Thompson/Center Arms Company, Inc., Smith & Wesson Corp., and TD Bank, N.A., as Administrative Agent and Lender

Exhibit
Number	Exhibits

99.1	Press Release from Smith & Wesson Holding Corporation, dated July 21, 2009, entitled “Smith & Wesson Holding Corporation Completes Acquisition of Universal Safety Response, Inc.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH & WESSON HOLDING CORPORATION
Date: July 24, 2009	By:	/s/ William F. Spengler
William F. Spengler
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

4.20	Registration Agreement, dated as of July 20, 2009, among Smith & Wesson Holding Corporation and the Holders named therein

10.57(c)	Amendment No. 3 and Joinder to Credit Agreement, dated as of July 20, 2009, among Smith & Wesson Holding Corporation, Smith & Wesson Corp., Thompson/Center Arms Company, Inc., Universal Safety Response, Inc., as Borrowers, the other Loan Parties named therein, and TD Bank, N.A., as Lender and Administrative Agent

10.74	Irrevocable Proxy Coupled with Interest

10.75	Holdings/Thompson/Center Arms/Smith & Wesson Guaranty, dated as of July 20, 2009, by and among Smith & Wesson Holding Corporation, Thompson/Center Arms Company, Inc., Smith & Wesson Corp., and TD Bank, N.A., as Administrative Agent and Lender

99.1	Press Release from Smith & Wesson Holding Corporation, dated July 21, 2009, entitled “Smith & Wesson Holding Corporation Completes Acquisition of Universal Safety Response, Inc.”